2009 Shareholders’ Meeting

April 16, 2009

2008 Year in Review

2008 Overview
Year of Conflicts

Many positive aspects to year

Doug will highlight 2008 financial picture

Brad will review activities at West Bank in 2008

Doug will discuss WB Capital Management

Extraordinary issues

Iowa’s largest homebuilder fails

Wholesale propane customer is defrauded

Investment impairment caused by failures in financial services companies

American Equity Investment Life Holding makes an offer to acquire company

Sold $36,000,000 of preferred stock to U.S. Treasury in Capital
Purchase Program

2008 Financial Review

West Bancorporation, Inc.

+606.4%

$2,350

$16,600

Provision for
loan losses

+23.4%

$121.6 mil

$150.1 mil

Stockholders'
equity

+26.8%

$911 mil

$1.155 bil

Total deposits

+15.9%

$1.340 bil

$1.553 bil

Total assets

-59.6%

$18,920

$7,636

Net income

% Change

2007

2008

West Bancorporation, Inc.

+6.4%

9.08%

9.66%

Equity: Assets

-17.9%

7.20%

5.91%

Tangible
common equity:
Tangible assets

-2.3%

44.23%

45.25%

Efficiency

+3.0%

3.28%

3.38%

NIM

-60.1%

16.21%

6.47%

ROE

-61.4%

1.45%

0.56%

ROA

% Change

2007

2008

West Bancorporation, Inc.
Non-Recurring Items
2008

$317,000

     •Community Bank Unit Investment Trust

$1,800,000

     •Lehman Brothers bond

$2,622,000

       preferred security)

     •ALESCO (a pooled trust

Securities impairments:

$3,300,000

     •Customer impacted by fraud

$4,675,000

     •Large home builder

Loan charge-offs:

WB Capital Management, Inc.

-6.6%

$8,137

$7,596

Revenue

+42.0%

3.00%

4.26%

WB Cap net
income as % of
consolidated net
income

-42.8%

$568

$325

Net income

-3.8%

$4.49 bil

$4.32 bil

Assets under
management

% Change

2007

2008

Loss on Lehman Brothers bond            $458,000

WB Capital Management, Inc.
Non-Recurring Item
2008

2008  Bank Review

2008 West Bank Review

12% Loan Growth
(year over year)

11% Loan Growth
(average)

Late 3Q and 4Q loan
demand softened

Underwriting criteria
increased

27% Deposit Growth
(year over year)

6% Deposit Growth
(average)

Reward Me Checking

Small Commercial 3D
(Coffee Campaign)

CDARS

SmartyPig

Retail Banking

Remodeled Merle Hay
Branch

February 09 grand opening

New Waukee Branch

March 09 grand opening

Staffed retail, mortgage,
small business

New Personnel

Scott Jarvis, Head of Retail

Matt Klein, City Center

Matt Petersen, Waukee

Trisha Knepper, Urbandale

Training

Presentation Training

Sales Training & Coaching

Product Training

Trust

4% Revenue Growth

New Personnel

Carol Stone, former head of Trust Department
promoted  to Chief Compliance Officer

Jim Benda, Senior Trust Officer, hired to lead
the department

Commercial Banking

New Personnel

Aldrich Cabildo, 1st Vice President

Steve Miller, 1st Vice President

Training

Sales and Coaching

Presentation Training

Product Training

Treasury Management

Expanded and improved existing product line

Positive Pay rollout 2009

Residential Mortgage

333% Increase in Gross Fees Earned in 2008

345% Increase in Gross Fees Earned 1Q09

New Personnel

Steve Federspiel, 2nd Vice President

Tim Bonert, 2nd Vice President

Credit Administration

Compliance

Lost Georgann Mefferd to Cancer

22 year employee

Financial Literacy, Hawthorne Hill
Ministries, Neighborhood Finance

Law Degree; Legal, credit and chief
compliance officer.

Promoted Carol Stone to Chief
Compliance Officer

Fmr Head of Trust Department

Extensive background in financial
compliance arena

Additions to staff to meet growing
regulatory challenges

2008 Compliance Exam

Asset Quality

Dave Milligan rejoined bank

Head of troubled loans

John Goranson

Head of Loan Audit

Additions to staff to meet growing
regulatory challenges

2008 Safety & Soundness Exam

CRM Introduced and Trained

Relationship Management Tool

Profitability

Sales tracking

Prospect tracking

Direct Marketing

Retention and Cross sell efforts

Bank Awards & Community Outreach

2009 Better Business Bureau
Integrity Award Recipient

2008 Community Champion
Award from the Greater Des
Moines Partnership

2009 United Way Leader in
Giving Award

Employee Community
Involvement

210 Employees contributed more than
10,000 community service hours

And hold 82 non profit board seats

Shred it Day (May 08)

Central and Eastern Iowa

3rd Annual Event scheduled for May 16,
2009

West Bancorporation
Foundation

$250,000 in grants awarded

2008 WB Capital Management
Review

2009 First Quarter Results
and Dividend Declaration

Preliminary 2009 First Quarter  Results

Earnings will be released on April 30th

Good core earnings with significant
one-time gains and losses

Preliminary First Quarter Results

-37.5%

$5,600

$3,500

Provision for
loan losses

+26.8%

$119.3 mil

$151.3 mil

Stockholders'
equity

+35.1%

$884 mil

$1.194 bil

Total deposits

+20.9%

$1.333 bil

$1.612 bil

Total assets

+114.0%

$1,374

$2,941

Net income

% Change

2008

2009

Preliminary First Quarter Results

+4.6%

9.20%

9.62%

Equity: Assets

-18.5%

7.08%

5.77%

Tangible
common equity:
Tangible assets

-5.8%

47.45%

50.19%

Efficiency

-15.1%

3.38%

2.87%

NIM

+72.7%

4.54%

7.84%

ROE

+78.6%

0.42%

0.75%

ROA

% Change

2008

2009

Preliminary First Quarter Results
Non-Recurring Items

$1,453,000

Gains from the sale of investment securities

$840,000

Bank-owned life insurance death benefit

$35,000

•Community Bank Unit Investment Trust

$500,000

•Single-issue trust preferred security

$880,000

•Single-issue trust preferred security

Securities impairments:

2009 First Quarter Dividend

Declared a $0.01 per share dividend

Record date:  April 27th

Payment date:  May 13th

Objective is to increase tangible common
equity through retained earnings as
quickly as possible

2009 and Beyond

Business Plan through 2010

Loans

Adverse Assets
Resolution

Stricter underwriting
standards

Reduce out-of-market
lending

Improve compliance
process

Investments

Gradually eliminate all
corporate investments

Remain invested in

High-grade municipal
bonds,

Mortgage-backed
securities of government
agency

Direct government
agency debt

Focus on Asset Quality Improvement

Business Plan through 2010

Continue with steady but more
focused growth in market
share

Shift primary emphasis from
new customer development to
expanding existing customers’
relationships

Greater deposit growth than
loan growth

Remain a traditional community
bank, serving the needs of the
customer

Capital Requirements

Use of Capital Purchase
Program monies

Organic growth

Tangible common equity ratios

Repay CPP money as quickly as
possible

WB Capital Strategic Assessment

Under-performed our investment expectations

Reviewing all options

Change investment strategies

Market to different clients

Merge into trust department

Have not actively attempted to sell but will consider
meaningful unsolicited offers

Business Plan through 2010

Future of the Company

Continue as a traditional community bank

Stay on the offense

Enhance Customer Service

Introduce new products

Remain rate-competitive but price loans for risk

Commence strategic review of West Bank in May

Stay true to our core values

Question and Answer

2009 Shareholders’ Meeting

April 16, 2009